UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: August 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	August 31, 2020

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

Beginning in or after February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund for the six-month reporting period ended August 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notice

The Board of Trustees of Western Asset Emerging Markets Debt Fund has approved a change to the performance benchmark for the Fund. Effective June 30, 2020, the Fund’s benchmark changed from the JPMorgan Emerging Markets Bond Index Global to the JPMorgan Emerging Markets Bond Index Global Diversified. The investment manager believes that the JPMorgan Emerging Markets Bond Index Global Diversified has evolved to become a more relevant benchmark for the investment strategies deployed in the Fund.

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to either new management and subadvisory agreements that were approved by Fund shareholders or interim management and subadvisory agreements that were approved by the Fund’s board for use while the Fund continues to seek shareholder approval of the new agreements.

II	Western Asset Emerging Markets Debt Fund

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of August 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

..

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2020

Western Asset Emerging Markets Debt Fund	III

Performance review

For the six months ended August 31, 2020, Class I shares of Western Asset Emerging Markets Debt Fund returned 3.11%. The Fund’s new unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global Diversifiedi, and the former benchmark, the JPMorgan Emerging Markets Bond Index Globalii, returned 0.82% and 1.14%, respectively, for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Averageiii returned 0.45% over the same time frame.

Performance Snapshot as of August 31, 2020 (unaudited)
(excluding sales charges)	6 months
Western Asset Emerging Markets Debt Fund:
Class A	3.03%
Class A2	2.83%
Class C	2.53%
Class FI	2.95%
Class I	3.11%
Class IS	3.15%
JPMorgan Emerging Markets Bond Index Global Diversified	0.82%
JPMorgan Emerging Markets Bond Index Global	1.14%
Lipper Emerging Markets Hard Currency Debt Funds Category Average	0.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2020 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 3.45%, 3.41%, 2.76%, 3.53%, 3.81% and 3.90%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class FI, Class I and Class IS shares would have been 2.93%, 2.89%, 2.23%, 2.90%, 3.26% and 3.33%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.61%, 1.67%, 2.44%, 1.88%, 1.44% and 1.45%, respectively.

IV	Western Asset Emerging Markets Debt Fund

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. The management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2020

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Investments in high-yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Western Asset Emerging Markets Debt Fund	V

Performance review (cont’d)

Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The JPMorgan Emerging Markets Bond Index Global Diversified is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

ii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 268 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	Western Asset Emerging Markets Debt Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2020 and February 29, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1% .

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2020 and held for the six months ended August 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.03%	$1,000.00	$1,030.30	1.01%	$5.17	Class A	5.00%	$1,000.00	$1,020.11	1.01%	$5.14
Class A2	2.83	1,000.00	1,028.30	1.05	5.37	Class A2	5.00	1,000.00	1,019.91	1.05	5.35
Class C	2.53	1,000.00	1,025.30	1.85	9.44	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class FI	2.95	1,000.00	1,029.50	1.10	5.63	Class FI	5.00	1,000.00	1,019.66	1.10	5.60
Class I	3.11	1,000.00	1,031.10	0.80	4.10	Class I	5.00	1,000.00	1,021.17	0.80	4.08
Class IS	3.15	1,000.00	1,031.50	0.70	3.58	Class IS	5.00	1,000.00	1,021.68	0.70	3.57

2	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

[1]	For the six months ended August 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	3

Schedule of investments (unaudited)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 55.7%
Angola — 1.0%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	420,000		$359,003	(a)
Argentina — 1.7%
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	378,550		200,266	*(b)
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	170,000		145,775	(c)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	190,000		88,825	*(b)(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	160,000		76,002	*(b)(c)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	150,000		107,250	(c)
Total Argentina					618,118
Bahrain — 1.3%
Bahrain Government International Bond, Senior Notes	7.500%	9/20/47	440,000		504,315	(c)
Brazil — 1.0%
Brazil Letras do Tesouro Nacional	0.000%	1/1/24	61,000	BRL	9,383
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,720,000	BRL	363,119
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	86,000	BRL	18,364
Total Brazil					390,866
Colombia — 0.6%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	200,000		207,850
Costa Rica — 1.0%
Costa Rica Government International Bond, Senior Notes	4.375%	4/30/25	200,000		185,429	(c)
Costa Rica Government International Bond, Senior Notes	6.125%	2/19/31	200,000		185,950	(a)
Total Costa Rica					371,379
Dominican Republic — 2.9%
Dominican Republic International Bond, Senior Notes	7.500%	5/6/21	66,667		68,983	(a)
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	500,000		540,280	(c)

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Dominican Republic — continued
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	150,000	$149,250	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	300,000	320,100	(c)
Total Dominican Republic				1,078,613
Ecuador — 1.2%
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	200,000	104,250	*(a)(b)
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	640,000	327,206	*(b)(c)
Total Ecuador				431,456
Egypt — 2.7%
Egypt Government International Bond, Senior Notes	5.750%	5/29/24	200,000	206,528	(a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	300,000	304,569	(a)
Egypt Government International Bond, Senior Notes	8.500%	1/31/47	300,000	310,113	(c)
Egypt Government International Bond, Senior Notes	8.875%	5/29/50	200,000	209,160	(c)
Total Egypt				1,030,370
El Salvador — 0.8%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	170,000	159,163	(c)
El Salvador Government International Bond, Senior Notes	7.125%	1/20/50	150,000	129,675	(c)
Total El Salvador				288,838
Ethiopia — 0.5%
Ethiopia International Bond, Senior Notes	6.625%	12/11/24	200,000	203,440	(a)
Ghana — 1.4%
Ghana Government International Bond	10.750%	10/14/30	265,000	327,580	(c)
Ghana Government International Bond, Senior Notes	6.375%	2/11/27	200,000	189,086	(c)
Total Ghana				516,666
Guatemala — 0.6%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	200,000	235,500	(c)
Indonesia — 2.8%
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	370,000	463,891	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	509,000,000	IDR	$39,088
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	7,330,000,000	IDR	548,196
Total Indonesia					1,051,175
Israel — 0.6%
Israel Government International Bond, Senior Notes	3.875%	7/3/50	200,000		239,452
Ivory Coast — 0.6%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	210,000		212,433	(c)
Jamaica — 1.4%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	200,000		233,580
Jamaica Government International Bond, Senior Notes	7.875%	7/28/45	210,000		277,095
Total Jamaica					510,675
Jordan — 1.1%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	200,000		210,827	(c)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	200,000		210,097	(c)
Total Jordan					420,924
Kenya — 0.5%
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	200,000		201,130	(c)
Mexico — 1.4%
Mexican Bonos, Senior Notes	7.750%	11/23/34	3,400,000	MXN	175,269
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	300,000		333,589
Total Mexico					508,858
Nigeria — 1.4%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	300,000		303,906	(a)
Nigeria Government International Bond, Senior Notes	7.625%	11/28/47	250,000		238,729	(c)
Total Nigeria					542,635
Oman — 2.2%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	200,000		190,374	(c)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	200,000		195,904	(c)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oman — continued
Oman Government International Bond, Senior Notes	6.000%	8/1/29	250,000		$245,882	(c)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	200,000		180,900	(a)
Total Oman					813,060
Panama — 2.1%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	410,000		534,439
Panama Government International Bond, Senior Notes	3.870%	7/23/60	200,000		240,702
Total Panama					775,141
Paraguay — 0.7%
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	200,000		253,302	(c)
Peru — 3.3%
Corp. Financiera de Desarrollo SA, Subordinated Notes (5.250% to 7/15/24 then 3 mo. USD LIBOR + 5.605%)	5.250%	7/15/29	200,000		213,938	(a)(d)
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	400,000		436,600
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	290,000		495,230
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	60,000		99,498
Total Peru					1,245,266
Philippines — 1.6%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	340,000		402,126
Philippine Government International Bond, Senior Notes	2.950%	5/5/45	200,000		212,450
Total Philippines					614,576
Qatar — 3.0%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	220,000		312,335	(c)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	400,000		548,324	(c)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	200,000		274,162	(a)
Total Qatar					1,134,821
Russia — 3.8%
Russian Federal Bond — OFZ	7.600%	7/20/22	19,080,000	RUB	272,515

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ	7.050%	1/19/28	13,938,000	RUB	$203,165
Russian Federal Bond — OFZ	7.700%	3/16/39	25,020,000	RUB	389,795
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	200,000		272,586	(c)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	200,000		283,148	(c)
Total Russia					1,421,209
Senegal — 1.1%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	400,000		413,271	(c)
South Africa — 0.6%
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	250,000		222,460
Sri Lanka — 2.0%
Sri Lanka Government International Bond, Senior Notes	6.825%	7/18/26	690,000		595,125	(c)
Sri Lanka Government International Bond, Senior Notes	6.200%	5/11/27	200,000		165,500	(a)
Total Sri Lanka					760,625
Supranational — 0.2%
European Bank for Reconstruction & Development, Senior Notes	6.450%	12/13/22	994,600,000	IDR	69,771
Tunisia — 0.5%
Banque Centrale de Tunisie International Bond, Senior Notes	5.750%	1/30/25	200,000		187,922	(a)
Turkey — 0.6%
Turkey Government International Bond, Senior Notes	5.750%	5/11/47	280,000		229,695
Ukraine — 2.9%
Ukraine Government International Bond, Senior Notes	8.994%	2/1/24	200,000		218,526	(a)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/25	200,000		211,713	(c)
Ukraine Government International Bond, Senior Notes	4.375%	1/27/30	150,000	EUR	155,081	(c)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	510,000		518,676	(c)
Total Ukraine					1,103,996

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 2.6%
Abu Dhabi Government International Bond, Senior Notes	3.125%	4/16/30	220,000	$247,272	(c)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	200,000	215,728	(c)
Abu Dhabi Government International Bond, Senior Notes	2.700%	9/2/70	200,000	198,525	(c)(e)
Finance Department Government of Sharjah, Senior Notes	4.000%	7/28/50	300,000	321,740	(c)
Total United Arab Emirates				983,265
Uruguay — 2.0%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	300,000	360,097
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	94,000	129,890
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	190,000	261,118
Total Uruguay				751,105
Total Sovereign Bonds (Cost — $20,125,250)				20,903,181
Corporate Bonds & Notes — 40.1%
Communication Services — 1.7%
Diversified Telecommunication Services — 0.5%
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	200,000	208,716	(c)
Media — 0.6%
Cable Onda SA, Senior Notes	4.500%	1/30/30	200,000	215,063	(c)
Wireless Telecommunication Services — 0.6%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	200,000	210,212	(a)
Total Communication Services				633,991
Energy — 15.0%
Oil, Gas & Consumable Fuels — 15.0%
Abu Dhabi Crude Oil Pipeline LLC, Senior Secured Notes	4.600%	11/2/47	200,000	244,790	(c)
Ecopetrol SA, Senior Notes	6.875%	4/29/30	150,000	181,153
Ecopetrol SA, Senior Notes	5.875%	5/28/45	240,000	272,802
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	240,546	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	210,000	263,662	(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	200,000	270,816	(c)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	260,000	288,293	(c)
Oleoducto Central SA, Senior Notes	4.000%	7/14/27	300,000	312,825	(c)
Pertamina Persero PT, Senior Notes	6.500%	5/27/41	200,000	262,000	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	637,000	$696,719
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	220,000	242,110
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	400,000	440,600
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	200,000	244,750	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	200,000	177,000
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	400,000	312,930
Petronas Capital Ltd., Senior Notes	4.800%	4/21/60	300,000	430,578	(c)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	420,000	512,392	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	200,000	226,464	(c)
Total Energy				5,620,430
Financials — 9.2%
Banks — 8.1%
ABQ Finance Ltd., Senior Notes	3.500%	2/22/22	200,000	205,946	(a)
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	150,000	157,298	(c)
Banco de Credito del Peru, Subordinated Notes (3.125% to 7/1/25 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.125%	7/1/30	80,000	80,700	(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000	265,200	(c)(d)(f)
Banco Nacional de Panama, Senior Notes	2.500%	8/11/30	400,000	404,662	(c)
Bancolombia SA, Senior Notes	3.000%	1/29/25	200,000	203,978
Bank Leumi Le-Israel BM, Subordinated Notes (3.275% to 1/29/26 then 5 year Treasury Constant Maturity Rate + 1.631%)	3.275%	1/29/31	200,000	201,875	(a)(d)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	400,000	389,754	(c)(d)(f)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	640,000	725,461	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	200,000	194,794	(c)
United Overseas Bank Ltd., Subordinated Notes (3.750% to 4/15/24 then 5 year Treasury Constant Maturity Rate + 1.500%)	3.750%	4/15/29	200,000	214,154	(c)(d)
Total Banks				3,043,822

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 1.1%
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000	$196,623	(c)
REC Ltd., Senior Notes	4.750%	5/19/23	200,000	210,832	(a)
Total Diversified Financial Services				407,455
Total Financials				3,451,277
Industrials — 2.8%
Construction & Engineering — 1.5%
Hutama Karya Persero PT	3.750%	5/11/30	500,000	548,750	(c)
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	3.450%	5/1/27	40,000	42,299
Road & Rail — 0.7%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	4.700%	5/7/50	200,000	250,175	(c)
Transportation Infrastructure — 0.5%
DP World PLC, Senior Notes	4.700%	9/30/49	200,000	210,278	(a)
Total Industrials				1,051,502
Information Technology — 0.3%
IT Services — 0.3%
Mastercard Inc., Senior Notes	3.300%	3/26/27	40,000	45,969
Mastercard Inc., Senior Notes	3.350%	3/26/30	40,000	47,054
Mastercard Inc., Senior Notes	3.850%	3/26/50	20,000	25,256
Total Information Technology				118,279
Materials — 5.6%
Chemicals — 3.2%
CNAC HK Finbridge Co. Ltd., Senior Notes	4.125%	7/19/27	270,000	300,109	(a)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	214,446	(a)
OCP SA, Senior Notes	4.500%	10/22/25	230,000	243,834	(c)
Orbia Advance Corp SAB de CV, Senior Notes	5.875%	9/17/44	200,000	234,259	(c)
Sociedad Quimica y Minera de Chile SA, Senior Notes	4.250%	1/22/50	200,000	217,188	(c)
Total Chemicals				1,209,836
Metals & Mining — 2.4%
Corp. Nacional del Cobre de Chile, Senior Notes	3.700%	1/30/50	200,000	215,069	(c)
Indonesia Asahan Aluminum Persero PT, Senior Notes	6.757%	11/15/48	350,000	465,500	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	100,000	144,713
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	43,000	57,254
Total Metals & Mining				882,536
Total Materials				2,092,372

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.6%
Real Estate Management & Development — 1.6%
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	9/7/21	200,000	$204,750	(a)
Country Garden Holdings Co. Ltd., Senior Secured Notes	4.750%	9/28/23	200,000	205,373	(a)
Radiant Access Ltd., Senior Notes	4.600%	11/18/20	200,000	199,813	(a)(f)
Total Real Estate				609,936
Utilities — 3.9%
Electric Utilities — 2.2%
Eskom Holdings SOC Ltd.	6.350%	8/10/28	400,000	411,704	(a)
Kallpa Generacion SA, Senior Notes	4.125%	8/16/27	200,000	207,875	(c)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.250%	10/24/42	200,000	235,359	(a)
Total Electric Utilities				854,938
Gas Utilities — 0.6%
Grupo Energia Bogota SA ESP, Senior Notes	4.875%	5/15/30	200,000	226,660	(c)
Independent Power and Renewable Electricity Producers — 1.1%
Three Gorges Finance Ltd., Senior Notes	3.150%	6/2/26	370,000	405,420	(c)
Total Utilities				1,487,018
Total Corporate Bonds & Notes (Cost — $13,839,765)				15,064,805
Total Investments — 95.8% (Cost — $33,965,015)				35,967,986
Other Assets in Excess of Liabilities — 4.2%				1,565,389
Total Net Assets — 100.0%				$37,533,375

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of August 31, 2020.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

EUR	— Euro

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

OJSC	— Open Joint Stock Company

RUB	— Russian Ruble

USD	— United States Dollar

At August 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	4	12/20	$556,517	$557,000	$483
Contracts to Sell:
U.S. Treasury Long-Term Bonds	5	12/20	888,481	878,594	9,887
Net unrealized appreciation on open futures contracts					$10,370

At August 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	633,076	SAR	2,381,000	Goldman Sachs Group Inc.	9/15/20	$(1,701)
RUB	1,610,006	USD	21,907	Bank of America N.A.	10/15/20	(275)
USD	139,857	RUB	10,348,000	Bank of America N.A.	10/15/20	824
USD	410,347	RUB	29,642,414	Bank of America N.A.	10/15/20	12,081
INR	453,976	USD	6,001	Barclays Bank PLC	10/15/20	138
USD	332,170	IDR	4,885,224,696	Barclays Bank PLC	10/15/20	(1,883)
USD	6,019	INR	453,976	Barclays Bank PLC	10/15/20	(120)
USD	391,434	BRL	2,100,042	JPMorgan Chase & Co.	10/15/20	8,645
USD	142,746	MXN	3,299,000	JPMorgan Chase & Co.	10/15/20	(7,185)
USD	33,724	EUR	30,000	BNP Paribas SA	10/16/20	(2,113)
USD	33,771	EUR	30,000	BNP Paribas SA	10/16/20	(2,065)
USD	75,660	EUR	67,000	BNP Paribas SA	10/16/20	(4,375)
USD	1,022,857	SAR	3,844,000	Bank of America N.A.	3/15/21	(928)
Total						$1,043

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Abbreviation(s) used in this table:

BRL	— Brazilian Real

EUR	— Euro

IDR	— Indonesian Rupiah

INR	— Indian Rupee

MXN	— Mexican Peso

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

USD	— United States Dollar

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at August 31, 2020[3]	Periodic Payments Made by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Republic of Chile, 3.875%, due 8/5/20	$500,000	12/20/24	0.526%	1.000	% quarterly	$(10,190)	$14,232	$(24,422)
State of Qatar, 9.750%, due 6/15/30	500,000	12/20/24	0.401%	1.000	% quarterly	(12,912)	14,629	(27,541)
Total	$1,000,000					$(23,102)	$28,861	$(51,963)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country**
Indonesia	7.1%
Brazil	6.2
Russia	6.0
Colombia	5.6

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (cont’d)
Peru	5.3%
United Arab Emirates	4.5
China	4.5
Mexico	4.2
Panama	3.9
Qatar	3.7
Ukraine	3.1
Dominican Republic	3.0
Kazakhstan	3.0
Egypt	2.9
Oman	2.3
Sri Lanka	2.1
Uruguay	2.1
Chile	1.9
South Africa	1.8
Turkey	1.8
Argentina	1.7
Philippines	1.7
Nigeria	1.5
Ghana	1.4
Jamaica	1.4
Bahrain	1.4
Israel	1.2
Ecuador	1.2
Malaysia	1.2
Jordan	1.2
Senegal	1.1
Costa Rica	1.0
Angola	1.0
El Salvador	0.8
Paraguay	0.7
Morocco	0.7
Guatemala	0.6
Kuwait	0.6
Singapore	0.6
Ivory Coast	0.6
India	0.6
Ethiopia	0.6
Kenya	0.6
Hong Kong	0.5
Tunisia	0.5

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

August 31, 2020

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (cont’d)
United States	0.4%
Supranational	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2020 and are subject to change.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2020

Assets:
Investments, at value (Cost — $33,965,015)	$35,967,986
Foreign currency, at value (Cost — $10,348)	10,548
Cash	892,744
Receivable for Fund shares sold	585,783
Interest receivable	452,544
Deposits with brokers for open futures contracts	35,003
Deposits with brokers for centrally cleared swap contracts	27,000
Unrealized appreciation on forward foreign currency contracts	21,688
Security litigation proceeds receivable	10,909
Prepaid expenses	35,584
Total Assets	38,039,789

Liabilities:
Payable for securities purchased	409,639
Unrealized depreciation on forward foreign currency contracts	20,645
Payable for Fund shares repurchased	7,676
Payable to broker — net variation margin on open futures contracts	4,063
Service and/or distribution fees payable	2,300
Investment management fee payable	2,100
Payable to broker — net variation margin on centrally cleared swap contracts	319
Trustees’ fees payable	294
Accrued expenses	59,378
Total Liabilities	506,414
Total Net Assets	$37,533,375

Net Assets:
Par value (Note 7)	$74
Paid-in capital in excess of par value	76,721,550
Total distributable earnings (loss)	(39,188,249)
Total Net Assets	$37,533,375

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	17

Statement of assets and liabilities (unaudited) (cont’d)

August 31, 2020

Net Assets:
Class A	$6,310,599
Class A2	$2,094,410
Class C	$536,489
Class FI	$109,164
Class I	$26,819,195
Class IS	$1,663,518

Shares Outstanding:
Class A	1,242,555
Class A2	413,540
Class C	106,110
Class FI	21,378
Class I	5,287,251
Class IS	328,869

Net Asset Value:
Class A (and redemption price)	$5.08
Class A2 (and redemption price)	$5.06
Class C*	$5.06
Class FI (and redemption price)	$5.11
Class I (and redemption price)	$5.07
Class IS (and redemption price)	$5.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.31
Class A2 (based on maximum initial sales charge of 4.25%)	$5.28

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended August 31, 2020

Investment Income:
Interest from unaffiliated investments	$865,859
Interest from affiliated investments	1,422
Less: Foreign taxes withheld	(7,056)
Total Investment Income	860,225

Expenses:
Investment management fee (Note 2)	101,394
Registration fees	47,764
Fund accounting fees	35,614
Audit and tax fees	19,543
Transfer agent fees (Note 5)	18,809
Service and/or distribution fees (Notes 2 and 5)	14,170
Shareholder reports	9,406
Legal fees	7,423
Custody fees	2,345
Trustees’ fees	837
Insurance	592
Commitment fees (Note 9)	237
Miscellaneous expenses	3,288
Total Expenses	261,422
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,256)
Net Expenses	147,166
Net Investment Income	713,059

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	186,652	†
Futures contracts	30,116
Written options	13,187
Swap contracts	(7,697)
Forward foreign currency contracts	83,837
Foreign currency transactions	(14,865)
Net Realized Gain	291,230
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(542,222)
Futures contracts	10,370
Written options	6,038
Swap contracts	(51,963)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	19

Statement of operations (unaudited) (cont’d)

For the Six Months Ended August 31, 2020

Forward foreign currency contracts	(77,560)
Foreign currencies	8,255
Change in Net Unrealized Appreciation (Depreciation)	(647,082)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward
Foreign Currency Contracts and Foreign Currency Transactions	(355,852)
Increase in Net Assets From Operations	$357,207

†	Net of foreign capital gains tax of $3,132.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	20

Statements of changes in net assets

For the Six Months Ended August 31, 2020 (unaudited) and the Year Ended February 29, 2020	August 31	February 29

Operations:
Net investment income	$713,059	$2,010,674
Net realized gain (loss)	291,230	(2,724,001)
Change in net unrealized appreciation (depreciation)	(647,082)	4,492,958
Increase in Net Assets From Operations	357,207	3,779,631

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(209,004)	(1,370,011)
Decrease in Net Assets From Distributions to Shareholders	(209,004)	(1,370,011)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,582,832	12,165,330
Reinvestment of distributions	206,423	1,347,705
Cost of shares repurchased	(11,325,595)	(18,053,685)
Decrease in Net Assets From Fund Share Transactions	(1,536,340)	(4,540,650)
Decrease in Net Assets	(1,388,137)	(2,131,030)

Net Assets:
Beginning of period	38,921,512	41,052,542
End of period	$37,533,375	$38,921,512

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.96	$4.66	$4.95	$5.02	$4.57	$5.01

Income (loss) from operations:
Net investment income	0.10	0.23	0.24	0.26	0.27	0.23
Net realized and unrealized gain (loss)	0.05	0.23	(0.28)	(0.09)	0.39	(0.39)
Total income (loss) from operations	0.15	0.46	(0.04)	0.17	0.66	(0.16)

Less distributions from:
Net investment income	(0.03)	(0.16)	(0.25)	(0.24)	(0.21)	(0.28)
Total distributions	(0.03)	(0.16)	(0.25)	(0.24)	(0.21)	(0.28)

Net asset value, end of period	$5.08	$4.96	$4.66	$4.95	$5.02	$4.57
Total return[4]	3.03%	9.90%	(0.53)%	3.38%	14.57%	(3.30)%

Net assets, end of period (000s)	$6,311	$8,163	$11,069	$8,752	$8,587	$7,850

Ratios to average net assets:
Gross expenses	1.67%[5]	1.61%	1.59%	1.30%	1.35%	1.37%
Net expenses[6,7]	1.01 [5]	1.01	1.06	1.01	1.14	1.25
Net investment income	4.07 [5]	4.82	5.27	5.11	5.48	4.88

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

1	Per share amounts have been calculated using the average shares method.

2	For the six months ended August 31, 2020 (unaudited).

3	For the year ended February 29.

4

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.

6

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

7	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.95	$4.65	$4.94	$5.01	$4.56	$4.99

Income (loss) from operations:
Net investment income	0.10	0.23	0.24	0.25	0.27	0.23
Net realized and unrealized gain (loss)	0.04	0.22	(0.28)	(0.08)	0.39	(0.38)
Total income (loss) from operations	0.14	0.45	(0.04)	0.17	0.66	(0.15)

Less distributions from:
Net investment income	(0.03)	(0.15)	(0.25)	(0.24)	(0.21)	(0.28)
Total distributions	(0.03)	(0.15)	(0.25)	(0.24)	(0.21)	(0.28)

Net asset value, end of period	$5.06	$4.95	$4.65	$4.94	$5.01	$4.56
Total return[4]	2.83%	9.91%	(0.56)%	3.32%	14.62%	(3.06)%

Net assets, end of period (000s)	$2,094	$2,302	$2,368	$3,108	$3,312	$3,166

Ratios to average net assets:
Gross expenses	1.70%[5]	1.67%	1.59%	1.38%	1.35%	1.24%
Net expenses[6]	1.05 [5,7]	1.06 [7]	1.06 [7]	1.10 [7]	1.13 [7]	1.24
Net investment income	4.05 [5]	4.75	5.24	5.03	5.47	4.89

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

1	Per share amounts have been calculated using the average shares method.

2	For the six months ended August 31, 2020 (unaudited).

3	For the year ended February 29.

4

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.

6

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

7	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class CShares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.95	$4.65	$4.93	$5.01	$4.56	$4.99

Income (loss) from operations:
Net investment income	0.08	0.19	0.21	0.22	0.23	0.20
Net realized and unrealized gain (loss)	0.04	0.23	(0.28)	(0.10)	0.40	(0.39)
Total income (loss) from operations	0.12	0.42	(0.07)	0.12	0.63	(0.19)

Less distributions from:
Net investment income	(0.01)	(0.12)	(0.21)	(0.20)	(0.18)	(0.24)
Total distributions	(0.01)	(0.12)	(0.21)	(0.20)	(0.18)	(0.24)

Net asset value, end of period	$5.06	$4.95	$4.65	$4.93	$5.01	$4.56
Total return[4]	2.53%	9.09%	(1.26)%	2.39%	14.00%	(3.94)%

Net assets, end of period (000s)	$536	$851	$952	$1,527	$1,629	$1,137

Ratios to average net assets:
Gross expenses	2.51%[5]	2.44%	2.35%	2.10%	2.12%	2.00%
Net expenses[6,7]	1.85 [5]	1.83	1.82	1.81	1.90	2.00
Net investment income	3.23 [5]	3.99	4.45	4.33	4.72	4.14

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

1	Per share amounts have been calculated using the average shares method.

2	For the six months ended August 31, 2020 (unaudited).

3	For the year ended February 29.

4

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.

6

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

7	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.99	$4.70	$4.98	$5.04	$4.56	$5.01

Income (loss) from operations:
Net investment income	0.10	0.23	0.36	0.26	0.28	0.29
Net realized and unrealized gain (loss)	0.04	0.22	(0.27)	(0.09)	0.39	(0.35)
Total income (loss) from operations	0.14	0.45	0.09	0.17	0.67	(0.06)

Less distributions from:
Net investment income	(0.02)	(0.16)	(0.37)	(0.23)	(0.19)	(0.39)
Total distributions	(0.02)	(0.16)	(0.37)	(0.23)	(0.19)	(0.39)

Net asset value, end of period	$5.11	$4.99	$4.70	$4.98	$5.04	$4.56
Total return[4]	2.95%	9.65%	2.19%[5]	3.38%	14.91%	(1.17)%[6]

Net assets, end of period (000s)	$109	$88	$137	$153	$285	$298

Ratios to average net assets:
Gross expenses	1.94%[7]	1.88%	1.41%[8]	1.32%	1.26%	1.12%
Net expenses[9]	1.10 [7,10]	1.10 [10]	0.88 [8,10]	1.03 [10]	1.05 [10]	1.12
Net investment income	4.02 [7]	4.70	5.43 [8]	5.16	5.68	5.82

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

1	Per share amounts have been calculated using the average shares method.

2	For the six months ended August 31, 2020 (unaudited).

3	For the year ended February 29.

4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The return includes a payment by affiliate to reimburse class FI shares for a NAV error. Absent this payment, total return would have been 1.75% for the year ended February 28, 2019.

6	Total return includes a voluntary reimbursement by the investment manager for shareholder record keeping expense. Absent this reimbursement, total return would have been (3.56)%

7	Annualized.

8

Ratios for the year ended February 28, 2019 do not reflect the one-time transfer agent fee adjustment of $3,300 related to a prior period over accrual. If this adjustment were included, the gross expense, net expense and net investment income ratios for Class FI shares for the year ended February 28, 2019 would have been (0.96%), (1.49%), and 7.79%, respectively.

9

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

10	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.95	$4.66	$4.94	$5.01	$4.56	$4.99

Income (loss) from operations:
Net investment income	0.10	0.24	0.26	0.27	0.28	0.25
Net realized and unrealized gain (loss)	0.05	0.22	(0.27)	(0.09)	0.39	(0.39)
Total income (loss) from operations	0.15	0.46	(0.01)	0.18	0.67	(0.14)

Less distributions from:
Net investment income	(0.03)	(0.17)	(0.27)	(0.25)	(0.22)	(0.29)
Total distributions	(0.03)	(0.17)	(0.27)	(0.25)	(0.22)	(0.29)

Net asset value, end of period	$5.07	$4.95	$4.66	$4.94	$5.01	$4.56
Total return[4]	3.11%	9.98%	(0.06)%	3.63%	14.86%	(2.79)%

Net assets, end of period (000s)	$26,819	$26,300	$25,175	$71,321	$69,521	$99,853

Ratios to average net assets:
Gross expenses	1.48%[5]	1.44%	1.26%	1.08%	1.07%	0.98%
Net expenses[6,7]	0.80 [5]	0.80	0.74	0.79	0.85	0.95
Net investment income	4.29 [5]	5.00	5.47	5.33	5.77	5.16

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2020 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2020[2]	2020[3]	2019	2018	2017	2016[3]

Net asset value, beginning of period	$4.94	$4.64	$4.93	$5.00	$4.55	$4.98

Income (loss) from operations:
Net investment income	0.10	0.25	0.26	0.27	0.29	0.25
Net realized and unrealized gain (loss)	0.05	0.22	(0.28)	(0.08)	0.38	(0.38)
Total income (loss) from operations	0.15	0.47	(0.02)	0.19	0.67	(0.13)

Less distributions from:
Net investment income	(0.03)	(0.17)	(0.27)	(0.26)	(0.22)	(0.30)
Total distributions	(0.03)	(0.17)	(0.27)	(0.26)	(0.22)	(0.30)

Net asset value, end of period	$5.06	$4.94	$4.64	$4.93	$5.00	$4.55
Total return[4]	3.15%	10.31%	(0.22)%	3.72%	14.98%	(2.59)%

Net assets, end of period (000s)	$1,664	$1,217	$1,170	$1,840	$1,659	$112

Ratios to average net assets:
Gross expenses	1.38%[5]	1.45%	1.26%	1.04%	1.05%	0.94%
Net expenses[6,7]	0.70 [5]	0.70	0.70	0.71	0.80	0.80
Net investment income	4.40 [5]	5.13	5.58	5.39	5.86	5.32

Portfolio turnover rate	98%	47%	33%	44%	44%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2020 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

28	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$20,903,181	—	$20,903,181
Corporate Bonds & Notes	—	15,064,805	—	15,064,805
Total Investments	—	$35,967,986	—	$35,967,986
Other Financial Instruments:
Futures Contracts	$10,370	—	—	$10,370
Forward Foreign Currency Contracts	—	$21,688	—	21,688
Total Other Financial Instruments	$10,370	$21,688	—	$32,058
Total	$10,370	$35,989,674	—	$36,000,044

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$20,645	—	$20,645
Centrally Cleared Credit Default Swaps on Sovereign Issues — Buy Protection	—	51,963	—	51,963
Total	—	$72,608	—	$72,608

†	See Schedule of Investments for additional detailed categorizations.

30	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

32	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 29, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended August 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

34	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

36	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of August 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $20,645. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset London and Western Asset Singapore were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore monthly a subadvisory fee in an

38	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.85%, 1.10%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the six months ended August 31, 2020, fees waived and/or expenses reimbursed amounted to $114,256, which included an affiliated money market fund waiver of $242.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at August 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires February 28, 2023	$22,718	$6,801	$1,845	$351	$77,383	$4,858
Total fee waivers/expense reimbursements subject to recapture	$22,718	$6,801	$1,845	$351	$77,383	$4,858

For the six months ended August 31, 2020, LMPFA did not recapture any fees.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A2
Sales charges	$33
CDSCs	—

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,943,316
Sales	31,762,986

At August 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$33,965,015	$3,086,683	$(1,083,712)	$2,002,971
Futures contracts	—	10,370	—	10,370
Forward foreign currency contracts	—	21,688	(20,645)	1,043
Swap contracts	28,861	—	(51,963)	(51,963)

40	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$10,370	—	$10,370
Forward foreign currency contracts	—	$21,688	21,688
Total	$10,370	$21,688	$32,058

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$20,645	—	$20,645
Centrally cleared swap contracts[3]	—	$51,963	51,963
Total	$20,645	$51,963	$72,608

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(13,592)	—	$(13,592)
Written options	—	13,187	—	13,187
Futures contracts	$30,116	—	—	30,116
Forward foreign currency contracts	—	83,837	—	83,837
Swap contracts	—	—	$(7,697)	(7,697)
Total	$30,116	$83,432	$(7,697)	$105,851

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$9,871	—	$9,871
Written options	—	6,038	—	6,038
Futures contracts	$10,370	—	—	10,370
Forward foreign currency contracts	—	(77,560)	—	(77,560)
Swap contracts	—	—	$(51,963)	(51,963)
Total	$10,370	$(61,651)	$(51,963)	$(103,244)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the six months ended August 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,046
Written options†	13,092
Futures contracts (to buy)	715,232
Futures contracts (to sell)	255,714
Forward foreign currency contracts (to buy)	642,530
Forward foreign currency contracts (to sell)	3,664,090

Average Notional Balance
Credit default swap contracts (to buy protection)	$857,143

†	At August 31, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of August 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$12,905	$(1,203)	$11,702	—	$11,702
Barclays Bank PLC	138	(2,003)	(1,865)	—	(1,865)
BNP Paribas SA	—	(8,553)	(8,553)	—	(8,553)
Goldman Sachs Group Inc.	—	(1,701)	(1,701)	—	(1,701)
JPMorgan Chase & Co.	8,645	(7,185)	1,460	—	1,460
Total	$21,688	$(20,645)	$1,043	—	$1,043

42	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$8,677	$2,170
Class A2	2,598	1,028
Class C	2,791	452
Class FI	104	138
Class I	—	14,829
Class IS	—	192
Total	$14,170	$18,809

For the six months ended August 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$22,780
Class A2	6,819
Class C	1,850
Class FI	351
Class I	77,587
Class IS	4,869
Total	$114,256

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended August 31, 2020	Year Ended February 29, 2020
Net Investment Income:
Class A	$41,121	$342,609
Class A2	11,701	74,477
Class C	1,678	23,060
Class C1[1]	—	1,641
Class FI	401	4,774
Class I	145,408	886,502
Class IS	8,695	36,948
Total	$209,004	$1,370,011

[1]	On August 16, 2019, the Fund converted its Class C1 shares into Class A shares.

7. Shares of beneficial interest

At August 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2020		Year Ended February 29, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,467	$98,022	271,411	$1,319,856
Shares issued on reinvestment	8,988	38,738	68,140	328,537
Shares repurchased	(433,252)	(2,054,201)	(1,067,298)	(5,211,151)
Net decrease	(402,797)	$(1,917,441)	(727,747)	$(3,562,758)
Class A2
Shares sold	23,950	$117,067	41,506	$199,969
Shares issued on reinvestment	2,721	11,701	15,472	74,477
Shares repurchased	(78,439)	(370,188)	(100,453)	(482,312)
Net decrease	(51,768)	$(241,420)	(43,475)	$(207,866)
Class C
Shares sold	4,098	$20,328	15,353	$75,031
Shares issued on reinvestment	376	1,615	4,665	22,463
Shares repurchased	(70,361)	(336,261)	(52,544)	(254,851)
Net decrease	(65,887)	$(314,318)	(32,526)	$(157,357)

44	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

	Six Months Ended August 31, 2020		Year Ended February 29, 2020
	Shares	Amount	Shares	Amount
Class C1[1]
Shares sold	—	—	—	—
Shares issued on reinvestment	—	—	341	$1,641
Shares repurchased	—	—	(39,015)	(191,149)
Net decrease	—	—	(38,674)	$(189,508)
Class FI
Shares sold	11,422	$58,307	7,232	$35,704
Shares issued on reinvestment	93	401	984	4,774
Shares repurchased	(7,833)	(39,168)	(19,662)	(99,675)
Net increase (decrease)	3,682	$19,540	(11,446)	$(59,197)
Class I
Shares sold	1,802,301	$8,699,631	2,073,670	$10,078,240
Shares issued on reinvestment	33,784	145,273	182,641	878,865
Shares repurchased	(1,858,575)	(8,311,257)	(2,350,069)	(11,306,718)
Net increase (decrease)	(22,490)	$533,647	(93,758)	$(349,613)
Class IS
Shares sold	126,290	$589,477	92,659	$456,530
Shares issued on reinvestment	2,032	8,695	7,712	36,948
Shares repurchased	(45,882)	(214,520)	(105,831)	(507,829)
Net increase (decrease)	82,440	$383,652	(5,460)	$(14,351)

[1]

On August 16, 2019, the Fund converted 183 Class C1 shares into 182 Class A shares, valued at $885. These amounts are reflected in the Class A shares sold and Class C1 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The following companies were considered affiliated companies for all or some portion of

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

the six months ended August 31, 2020. The following transactions were effected in such companies for the six months ended August 31, 2020.

	Affiliate
	Value at
	February 29,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$496,118	$8,772,806	8,772,806	$9,268,924	9,268,924
(cont’d)	Realized Gain (Loss)	Interest Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,422		—	—

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. For the six months ended August 31, 2020, the Fund incurred a commitment fee in the amount of $237. The Fund did not utilize the Redemption Facility during the six months ended August 31, 2020.

10. Deferred capital losses

As of February 29, 2020, the Fund had deferred capital losses of $41,191,073, which have no expiration date, that will be available to offset future taxable capital gains.

46	Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Emerging Markets Debt Fund 2020 Semi-Annual Report	47

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction (the “Transaction”). The Transaction closed on July 31, 2020. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and WAML, the “Subadvisers,” and, collectively with the Manager, the “Advisers”), each a wholly owned subsidiary of Legg Mason, became wholly owned subsidiaries of Franklin Templeton. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the automatic termination of the Fund’s management agreement with the Manager that was in place prior to the closing of the Transaction (the “Existing Management Agreement”) and the sub-advisory agreements between the Manager and Western Asset and between Western Asset and each of WAML and Western Asset Singapore that were in place prior to the closing of the Transaction (the “Existing Sub-advisory Agreements,” and collectively, the “Existing Agreements”).

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on April 14, 2020,1 the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Trust and the Manager with respect to Western Asset Emerging Markets Debt Fund (the “Fund”), a series of the Trust, and new sub-advisory agreements (the “New Sub-Advisory Agreements,” and collectively, the “New Agreements”) between the Manager and Western Asset and between Western Asset and each of WAML and Western Asset Singapore with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. Shareholders of the Fund have approved the New Agreements.

Background

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

48	Western Asset Emerging Markets Debt Fund

Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Trustees met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the Transaction.

Before or during the April 14, 2020 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with the Board’s consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Board requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Board.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of the Advisers) and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where

Western Asset Emerging Markets Debt Fund	49

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Board considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board of its intent to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there would not be any expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and represented that there were not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason informed the Board regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel prior to the closing of the Transaction, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that no changes to the Fund’s custodian or other service providers were expected as a result of the Transaction;

(vi)

that Franklin Templeton informed the Board that it had no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)	that Franklin Templeton did not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

50	Western Asset Emerging Markets Debt Fund

(x)	that Franklin Templeton and Legg Mason would each derive benefits from the Transaction and that, as a result, they had financial interests in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates would remain the same and would not be increased by virtue of the New Agreements;

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Existing Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiv)

that the Existing Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that within the past year the Board had performed a full review of and approved the Existing Agreements as required by the 1940 Act and had determined in the exercise of the Board’s business judgment that each Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Existing Agreements were considered and approved in November 2019;

(xvi)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement; and

(xvii)

that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for

Western Asset Emerging Markets Debt Fund	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

The information provided and presentations made to the Board encompassed the Fund and all other funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-Advisory Agreements.

Board approval of the New Agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the New Management Agreement and each New Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Existing Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval/continuation of each Existing Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

After considering all of the factors and information, and in the exercise of its business judgment, the Board, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s

52	Western Asset Emerging Markets Debt Fund

shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Existing Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason advised the Boards that, following the Transaction, no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, were expected, and that no changes in portfolio management personnel as a result of the Transaction were expected. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund.

Western Asset Emerging Markets Debt Fund	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as emerging markets hard currency debt funds by Lipper, showed, among other data, that the Fund’s performance was above the median for the 1-year period ended December 31, 2019 and below the median for the 3-, 5- and 10-year periods ended December 31, 2019.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

Management fees and expense ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Board considered that the New

54	Western Asset Emerging Markets Debt Fund

Agreements would not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager or Western Asset, as applicable, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

The Board considered the management fee, the fees of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of emerging markets hard currency debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual

Western Asset Emerging Markets Debt Fund	55

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

In evaluating the costs of the services to be provided by the Manager and Subadvisers under the New Agreements, the Board considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Existing Agreements, the Board noted that contractual expense limitations had been implemented for the Fund and that after taking those expense limitations into account, the Board had determined that the total fees for management services, and administrative services for the Fund, were reasonable in light of the services provided, and that any economies of scale were being shared appropriately.

The Board noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will

56	Western Asset Emerging Markets Debt Fund

have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the Manager and the Subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadvisers under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Existing Agreements.

The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Western Asset Emerging Markets Debt Fund	57

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	18,312,375.383	62,960.150	460,168.601	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	18,213,834.510	154,293.858	467,375.765	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	18,279,067.178	85,876.414	470,560.542	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	18,270,476.642	91,272.081	473,755.410	0

58	Western Asset Emerging Markets Debt Fund

Western Asset

Emerging Markets Debt Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company,

LLC

Western Asset Management Company

Limited

Western Asset Management Company

Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX011343 10/20 SR20-3988

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 26, 2020

By:	/s/Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	October 26, 2020